Exhibit 10.5
                                  ------------


                                 LEASE AGREEMENT


         THIS LEASE AGREEMENT made and entered into this 5th day of December , 1997, by and between Alcoh Development, Inc., a Utah corporation, Alan S. Cohen, Orlene H. Cohen, and Reelman Investments, L.C., a Utah limited liability company (all hereinafter referred to as "Lessor") and BSD Medical, Inc., a Delaware corporation (hereinafter referred to as "Lessee").


                                   WITNESSETH:

         WHEREAS, the Lessor is the owner of certain real property located at 2188 West 2200 South, Salt Lake City, Utah; and

         WHEREAS, Lessee wishes to lease all of said premises; and

         WHEREAS, This is to be a lease in which Lessee pays all costs, expenses, repairs, replacement costs and in which the Lessor shall receive its rent, totally net, of any cost or expense whatsoever.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained therein and for other good and valuable consideration, the parties agree and contract as follows:

         1. Premises. The Lessor for and in consideration of the rents, covenants and agreements hereinafter specified, leases the premises located at 2188 West 2200 South, Salt Lake City, Utah, together with the fixtures, equipment and appurtenances thereto, hereinafter called the "premises or leased property, or subject property", to the Lessee. Lessor retains free title to all of the property leased and upon reasonable advanced notice, shall have access to and through the leased premises.

         2. Use.

              a. Lessee hereby agrees to lease the premises according to the terms and conditions of this Lease.

              b.  Lessee  agrees to use the  premises  for any  lawful  purpose.
         Lessor  makes  no   representation   or  warranty   concerning   zoning
         requirements for any such uses.

         3. Term. This lease shall be for a period of approximately five (5) years commencing the 1st day of December, 1997 and terminating on the 1st day of December, 2002.

         4. Rental. The Lessee shall pay to the Lessor the base rental sum of $391,980.00 ("Rent") for the lease term, payable in equal monthly installments of $6,533.00 per month payable in advance, commencing on the first day of December, 1997, and on the first day of each month thereafter during the term of the Lease.

         5. Prepayment of Rent and Deposit. Lessee shall pay the first month's rent on the date of execution of this Lease, and, in addition, shall pay the sum of $6,533.00 as a security deposit on the date of the execution of the lease. All interest on the security deposit shall belong to Lessor. Said security deposit to be returned thirty days after the expiration of the Lease and all extensions thereof if all obligations of the Lessee have been paid in full and fully preformed and Lessee leaves the premises in the condition required by the Lease. Said security deposit shall not be returned if Lessee is behind in any rent or Lessee has not fully, completely and promptly fulfilled or cured each and every other term and condition of the Lease.


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         Additional  Rent.  All  taxes,  utilities,  insurance  charges,  costs, interest, penalties and expenses that Lessee assumes or agrees to pay in this Lease shall be deemed to be additional rent ("Additional Rent"), and, in the event of non-payment, Lessor shall have all the rights and remedies as herein provided for failure to pay rent. Lessee shall pay all such Additional Rent from the effective date of the Lease.

         Interest. Lessee shall pay to Lessor, interest at the rate of eighteen percent (18%) per annum on any amount due from Lessee not paid when due, as well as any amount that Lessor may elect to pay to meet an obligation of Lessee pursuant to the lease, which has not been met.

         6. Time. Time is of the essence of this Lease. If any payment or sum due under this Lease is not paid when due or within ten (10) days thereafter, Lessee shall pay the greater of (a) a late fee of ten percent (10%) of the amount not timely paid; or (b) $500.00.

         7. Place of Payment. All payments shall be made payable to Lessor and shall be delivered to Lessor at 235 South 600 West, Salt Lake City, UT 84101 or such other address as Lessor shall designate in writing.

         8. Lessee's Acceptance of Property and Title. The Lessee represents that it has been in occupancy of the premises, has inspected the leased premises, fixtures and equipment and that the leased premises, the sidewalks and the structures adjoining the same, and the present uses and non-uses thereof have been examined by the Lessee. The Lessee accepts the same in the condition in which they now are, without representation or warranty, express or implied, in fact or by law. Lessee is aware of the condition of that the premises and agrees to accept the premises in its "as is" condition.

         9. Utilities. All applications and connections for necessary utility services on the premises shall be made in the name of Lessee only and Lessee shall be solely liable for all utility charges as they become due.

         10. Maintenance and Repairs.

              a. The Lessee shall, at all times during the term and all extensions thereof, at its own expense, put and maintain in thorough repair and in the same or better condition than when received and in a safe condition, the leased property and its fixtures and equipment and appurtenances (including exterior structural walls and roof) whether or not necessitated by wear, tear, obsolescence or defects, latent or otherwise. Lessee shall replace at its sole cost, any part of the building requiring replacement. Lessee shall be responsible for repair and replacement of any glass breakage. Lessee shall be responsible for maintaining and keeping in proper repair all landscaping, grounds, sprinkler system, and sidewalks.

              b. The Lessee shall not accumulate nor permit the accumulation of dirt, materials or substances which would render the premises unsanitary, unhealthy, unsightly or dangerous. Lessee shall be responsible for janitorial services for the leased premises.

              c. On default of the Lessee in making such maintenance, repairs or replacements as required herein, and after thirty (30) days notice to Lessee (except in the case of emergency no notice shall be necessary) the Lessor may, but shall not be required to make such maintenance, repairs and replacements for the Lessee's account, and the expense thereof shall constitute and be collectable as Additional Rent, due and payable on the first day of the month next following the month in which the work is performed.

              d. Lessee shall not make any changes, alterations, additions, or improvements to the building without Lessor's prior written approval, which will not be unreasonably withheld.

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

              e. It is expressly understood and agreed that all improvements and additions to the leased premises shall become the property of the Lessor at the termination of the Lease if Lessor so elects; or Lessor may elect to require Lessee to remove any and all of Lessee's improvements and to restore the premises to the condition at the commencement of the lease. It is agreed that at the termination of the Lease, the premises will be left in good condition.

              f. Wall, floor, and ceiling coverings shall be installed by Lessee only with Lessor's prior written approval. Said approval not to be unreasonably withheld.

         11. Subordination and Lessor's Default.

              a. This Lease is and shall always be subordinate to any mortgage or deed of trust which is now or shall at any time be placed upon the premises or any part thereof of the building of which the premises are a potion and Lessee agrees to execute and deliver any instrument, without costs, which may be deemed necessary to further effect the subordination of this Lease to any such mortgage or deed of trust. In the event that Lessor shall default under the terms of this Lease, Lessee shall give Lessor written notice specifically setting forth the alleged default and providing Lessor with a minimum of 30 days, and Lessor shall have a reasonable time to cure such default. Lessee agrees to give any mortgage and/or trust deed holder by certified mail, a copy of any Notice of Default served upon the Lessor, provided that prior to such notice Lessee has been notified in writing, (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such mortgage and/or trust deed holder. Lessee further agrees that Lessor shall have thirty (30) days within which to cure any alleged default and that if Lessor shall have failed to cure such default within the time provided for in this Lease, then Lessor or mortgage and/or Trust Deed holder shall have an additional time as may be necessary to cure if Lessor or any mortgage or Trust Deed holder has commenced and is diligently pursuing the remedies necessary to cure such default, (including in the case of any mortgage and/or Trust Deed holder, commencement of foreclosure proceedings, if necessary to effect such cure) in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

              b. Provided Lessee is not in default under this Lease, including any applicable cure or grace period, no mortgage or trust deed holder shall, in the exercise of any right, remedy, or privilege granted by any mortgage or trust deed, or otherwise available to mortgage or trust deed holder at law or in equity, disturb Lessee's possession and such mortgage or trust deed holder shall recognize the Lessee's rights under this Lease, and this Lease including, without limitation, the option to purchase, will continue in full force and effect according to its terms.

         12. Default or Breach. Each of the following events shall constitute a default or breach of this lease by Lessee:

              a. If Lessee shall not pay to Lessor any Rent within ten (10) days after the date due.

              b. If Lessee shall not pay to Lessor any Additional Rent within the ten (10) days after written notice from Lessor.

              c. If Lessee shall file a petition in bankruptcy or insolvency or for reorganization under any bankruptcy act, or shall voluntarily take advantage of any such act by answer or otherwise, or shall make an assignment for the benefit of creditors.

              d. If involuntary proceedings under any bankruptcy law or insolvency act shall be instituted against Lessee, or if a receiver or trustee shall be appointed of all or substantially all of the property of Lessee, and such proceedings shall not be dismissed or the receivership or trusteeship vacated within fifteen (15) days after the institution or appointment.

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

              e. If Lessee shall fail to perform or comply with any of the terms, conditions or covenants of this Lease (other than non payment of Rent or Additional Rent) and if the nonperformance shall continue for a period of thirty (30) days after notice thereof by Lessor to Lessee, or, if the performance cannot be reasonably had within the thirty (30) day period, Lessee shall not in good faith have commenced performance within the thirty (30) day period and shall not diligently proceed to completion of performance.

              f. If Lessee shall vacate the premises or abandon the premises as defined in U.C.A. ss. 78-36-12.3.

         13. Lessor's Rights Upon Default.

              a. If Lessee shall fail to remedy any default within the notice period, if any, as provided for in paragraph 12 hereof, then this Lease may be terminated at Lessor's written option;

              b. Upon default of the Lessee, the Lessee shall peacefully surrender the premises to the Lessor and the Lessor upon or at any time after such default may, without further notice, re-enter the premises and repossess it by any and all lawful means and may dispossess the Lessee and remove the Lessee and all other persons and property from the premises and may have, hold and enjoy the premises and the right to receive all rental income therefrom. Lessor's obtaining possession of the premises shall not be a termination of the lease unless Lessor gives written notice of election to terminate the lease;

              c. At any time after either the default of Lessee (and notice thereof is given to Lessee if required by paragraph 12 hereof) or at any time after a termination of this Lease, the Lessor may re-let the premises or any part thereof, in the name of Lessor or otherwise, for such term which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease and on such conditions which may include concession, free rent, or less rent than Lessee is required to pay, as the Lessor, in its sole discretion, may determine, and may collect and receive the rent therefrom;

              d. The Lessor shall in no way be responsible or liable for any failure to re-let the leased property or any part thereof, or for any failure to collect any rent due upon such re-letting;

              e. No entry, possession or reletting of the premises shall be deemed a termination of this Lease nor shall it be considered a release, of any of Lessee's liability under the lease;

              f. No termination of this Lease resulting from Lessee's default shall relieve the Lessee of its liability and obligations under this Lease (whether those obligations arise or become due before the date of termination or afterward), and such liability and obligations shall survive any such termination.

              g. In the event of default by Lessee, (whether or not the lease has been terminated and whether or not the leased property or any part thereof shall have been re-let) the Lessee shall pay to the Lessor the Rent, Additional Rent, common area expenses, and all other charges required to be paid by the Lessee up to the time of such termination, and thereafter the Lessee, until the end of what would have been the term of this Lease shall be liable to the Lessor for, and shall pay to the Lessor, as and for agreed "current damages" for the Lessee's default:

                     1. The  equivalent of the amount of the Rent and Additional
              Rent which would be payable under this Lease by the Lessee if this lease were still in effect, less

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                     2.  The net  proceeds  of any  re-letting  of the  premises effected after  deducting all the Lessor's  expenses in connection
              with  such  re-letting,   including,   without   limitation,   all
              repossession costs, brokerage commissions, legal expenses and reasonable attorney's fees;

              h. The Lessee shall pay such "current damages", herein called deficiency, to the Lessor monthly on the days on which the rent and additional rent would have been payable under this lease if this lease were still in effect, and as such deficiency shall arise;

              i. Lessor shall have the right to recover from Lessee any and all of the following:

                     1. The worth at the time of award of the unpaid  rent which had been earned at the time of termination;

                     2. The  worth at the time of award of the  amount  by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided;

                     3. The  worth at the time of award of the  amount  by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss that Lessee proves could be reasonably avoided; and

                     4. Any other amount necessary to compensate  Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any attorneys' fees, broker's commissions or finder's fees (not only in connection with the reletting of the Premises, but also that portion of any leasing commission paid by Lessor in connection with this Lease which is applicable to that portion of the Term which is unexpired as of the date on which this Lease is terminated); the then unamortized cost of any Lessee improvements constructed for or on behalf of Lessee by or at the expense of Lessor or of any moving allowance or other concession made available to Lessee and/or paid by Lessor pursuant to this Lease; any costs for repairs, clean-up, refurbishing, removal (including the repair of any damage caused by such removal) and storage (or disposal) of Lessee's personal property, equipment, fixtures, and anything else that Lessee is required (under this Lease) to remove but does not remove; any costs for alterations, additions and renovations; and any other costs and expenses, including reasonable attorneys' fees and costs incurred by Lessor in regaining possession of and reletting (or attempting to relet) the Premises.

              h. Nothing herein contained shall limit or prejudice the right of the Lessor to prove for and obtain as damages by reason of such termination an amount equal to the maximum allowed by law, whether or not such amount be greater, equal to, or less than the amount of the differences referred to above;

              i. If the net proceeds of any re-letting of the premises after deductions exceeds the amount due under this Lease, any excess shall belong to the Lessor and Lessee shall have no claim to the same;

         14. Condemnation.

              a. Total or Partial Taking. If all or substantially all of the Premises is permanently condemned or taken in any manner for public or quasi-public use, including but not limited to, a conveyance or assignment in lieu of the condemnation or taking, this Lease shall automatically terminate as of the earlier of the date on which actual physical possession is taken by the condemnor or the date of dispossession  of  Lessee  as a result  of such  condemnation  or other

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         taking.  If less than all or  substantially  all of the  Premises is so condemned or taken, this Lease shall automatically terminate only as to the portion of the Premises so taken as of the earlier of the date on which actual physical possession is taken by the condemnor or the date of dispossession of Lessee as a result of such condemnation or taking. If such portion of the Building is condemned or otherwise taken so as to require, in the opinion of Lessor, a substantial alteration or reconstruction of the remaining portions thereof, this Lease may be terminated by Lessor, as of the date on which actual physical possession is taken by the condemnor or dispossession of Lessee as a result of such condemnation or taking, by written notice to Lessee within sixty (60) days following notice to Lessor of the date on which such physical possession is taken or dispossession will occur.

              b. Award. The award in any condemnation proceeding or other proceeding for taking the premises, building for public or quasi-public use, including, without limitation, any award made for the value of the leasehold estate created by this Lease. Lessee shall also have the right to claim and recover from the condemnor, but not from Lessor, such compensation as may be separately awarded or recoverable by Lessee in Lessee's own right on account of the interruption of or damage to Lessee's business by reason of the condemnation and for or on account of any cost or loss to which Lessee might incur in removing Lessee's merchandise, furniture and other personal property, fixtures, and equipment from the premises.

              c. Abatement in Rent. In the event of a partial condemnation or other taking that does not result in a termination of this Lease as to the entire premises pursuant to this Section, the rent and all other charges under this Lease shall abate in proportion to the portion of the premises taken by such condemnation or other taking. If this Lease is terminated, in whole or in part, pursuant to any of the provisions of this Section, all rentals and other charges payable by Lessee to Lessor hereunder and attributable to the premises taken shall be paid up to the date upon which actual physical possession shall be taken by the condemnor. Lessor shall be entitled to retain all of the Security Deposit until such time as this Lease is terminated as to all of the premises.

              d. Temporary Taking. If all or any portion of the premises is temporarily condemned or otherwise taken for public or quasi-public use for a limited period of time, this Lease shall remain in full force and effect and Lessee shall continue to perform all terms, conditions and covenants of this Lease; provided, however, the rent and all other charges payable by Lessee to Lessor hereunder shall abate during such limited period in proportion to the portion of the premises that is rendered unleasable and unusable as a result of such condemnation or other taking. Lessor shall be entitled to receive the entire award made in connection with any such temporary condemnation or other taking. Lessee shall have the right to claim and recover from the condemnor, but not from Lessor, such compensation as may be separately awarded or recoverable by Lessee in Lessee's own right on account of damages to Lessee's business by reason of the condemnation and for or on account of any cost or loss to which Lessee might be put in removing Lessee's merchandise, furniture and other personal property, fixtures and equipment or for the interruption of or damage to Lessee's business.

              e. Transfer of Lessor's Interest to Condemnor. Lessor may, without any obligation or liability to Lessee, agree to sell and/or convey to the condemnor the Premises, the Building, the Project or any portion thereof, sought by the condemnor, free from this Lease and the rights of Lessee hereunder, without first requiring that any action or proceeding be instituted or, if instituted, pursued to a judgment. In such event, this Lease shall be deemed terminated effective on the date of such transfer.

              f. Lessee's Option Rights. If any condemnation action is threatened or commenced at or after the beginning of the nineteenth
         (19th) month of this Lease, Lessor shall give notice of the same to Lessee and Lessee shall have the right to exercise the option provided for in paragraph 43 of this Lease.


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         15. Damage to Property.

              a.  Minor  Insured  Damage.  In  the  event  the  premises  or the building, or any portion thereof, is damaged or destroyed by any casualty that is covered by insurance, the Lessor shall rebuild, repair and restore the damaged portion thereof, provided that (1) the amount of insurance proceeds available to Lessor or such amounts, together with additional amounts supplied by Lessee, equals or exceeds the cost of such rebuilding, restoration and repair, (2) such rebuilding, restoration and repair can be completed within one hundred eighty (180) days after the work commences in the opinion of a registered architect or engineer appointed by Lessor, (3) the damage or destruction has occurred more than twelve (12) months before the expiration of the term and (4) such rebuilding, restoration, or repair is then permitted, under applicable governmental laws, rules and regulations, to be done in such a manner as to return the damaged portion thereof to substantially its condition immediately prior to the damage or destruction, including, without limitation, the same net rentable floor area. To the extent that insurance proceeds must be paid to a mortgage or beneficiary under, or must be applied to reduce any indebtedness secured by, a mortgage or deed of trust encumbering the premises, building or project, such proceeds, for the purposes of this subsection, shall be deemed not available to Lessor unless such mortgagee or beneficiary permits Lessor to use such proceeds for the rebuilding, restoration, and repair of the damaged portion thereof. Notwithstanding the foregoing, Lessor shall have no obligation to repair any damage to, or to replace any of, Lessee's personal property, furnishings, trade fixtures, equipment or other such property or effects of Lessee.

              b. Major or Uninsured Damage. In the event the premises or the building, or any portion thereof, is damaged or destroyed by any casualty to the extent that Lessor is not obligated, under subsection
         (a) above, to rebuild, repair or restore the damaged portion thereof, then Lessor shall within sixty (60) days after such damage or destruction, notify Lessee of its election, at its option, to either
         (1) rebuild, restore and repair the damaged portions thereof, in which case Lessor's notice shall specify the time period within which Lessor estimates such repairs or restoration can be completed; or (2) terminate this Lease effective as of the date the damage or destruction occurred. If Lessor does not give Lessee written notice within sixty
         (60) days after the damage or destruction occurs of its election to rebuild or restore and repair the damaged portions thereof, Lessor shall be deemed to have elected to terminate this Lease. Notwithstanding the foregoing, if Lessor does not elect to terminate this Lease, Lessee may terminate this Lease if either (i) Lessor notifies Lessee that such repair or restoration cannot be completed within three hundred and sixty-five (365) days after the work is commenced or (ii) the damage or destruction occurs within the last twelve (12) months of the Term, unless Lessee's actions or omissions are the cause of the damage. If Lessee may so elect by written notice to Lessor which must be given within fifteen (15) days after Lessee's receipt of Lessor's notice of its election to rebuild. Upon Lessor's receipt of such notice, the termination shall be effective as of the date of the destruction occurred.

              c. Abatement of Rent. There shall be an abatement of rent by reason of damage to or destruction of the premises or the building, or any portion thereof, to the extent that (i) Lessor receives insurance proceeds for loss of rental income attributable to the premises and
         (ii) the floor area of the premises cannot be reasonably used by Lessee for conduct of its business, in which event the monthly ?? Amounts of Rent shall abate proportionately according to (i) or (ii) above, as appropriate, commencing on the date that the damage to or destruction of the premises or building has occurred, and except that, if Lessor or Lessee elects to terminate this Lease as provided in Subsection (b). above, no obligation shall accrue under this Lease after such termination. Notwithstanding the provisions of this Section, if any such damage is due to the fault or neglect of Lessee, any person claiming through or under Lessee, or any of their employees, suppliers, shippers, servants, customers or invitees, then there shall be no abatement of rent by reason of such damage, unless and until Lessor is reimbursed for such abatement pursuant to any rental insurance policy that Lessor may, in its sole discretion, elect to carry. Lessee's right to terminate this Lease in the event of any damage or destruction to the premises or building, is governed by the terms of this section and therefore Lessee herby expressly waives the provisions of any and all laws. Whether now or hereafter in force, and whether created by ordinance, statue, judicial decision, administrative rules or regulation, or otherwise, that would cause this Lease to be terminated, or give Lessee a right to terminate this Lease upon any damage to or destruction of the premises or building that occurs.

              d. Waiver. Lessee shall have no claim against Lessor for any damage suffered by Lessee by reason of any such damage, destruction, repair or restoration. Lessee waives the provisions of and any present or future laws or case decisions to the same effect. Upon completion of such repair or restoration, Lessee shall promptly refixture the premises substantially to the condition they were in prior to the casualty and shall reopen for business if closed by the casualty.

         16. Restrictions on Use. Lessee shall not keep, use or sell anything prohibited by any policy of fire insurance covering the premises, and shall comply with all requirements of the insurers' applicable to the premises necessary to keep in force the fire and liability insurance, provided that, in the event that Lessee uses or maintains the building in such a manner that Lessor's insurance rates increase over its present amount, Lessee shall pay to Lessor within thirty (30) days of request, the amount of the increased insurance premiums.

         17. Waste, Nuisance or Unlawful Activity. Lessee shall not allow any waste or nuisance on the premises, or use or allow the premises to be used for any unlawful purpose.

         18. Insurance.

              a. Lessee. During the Term hereof, Lessee shall keep in full force and effect the following insurance and shall provide appropriate insurance certificates evidencing such coverage to Lessor prior to the commencement of this Lease and annually thereafter before the expiration of each policy and each such policy shall name the Lessor as an additional named insured:

                     1. Commercial  general liability  insurance with a limit of not less than One Million Dollars ($1,000,000.00) combined single limit per occurrence, against claims for personal injury liability including, without limitation, bodily injury, death or property damage liability and covering (i) the business (es) operated by Lessee and by any Sublessee of Lessee on the premises, (ii) operations of independent contractors engaged by Lessee for services or construction on or about the premises, and (iii) contractual liability;

                     2. All risk special form policy, including collapse, earthquake and flood insurance insuring the building and project of which the premises are a part, in an amount not less than one hundred (100%) of the full replacement cost thereof; and

                     3. All-risk property insurance, insuring the personal property, furniture, furnishings and fixtures belonging to Lessee located on the premises for not less than one hundred percent (100%) of the actual replacement value thereof;

                     4. Workers' compensation in the amount required by law.

                     5. Business interruption or loss of income insurance in amounts satisfactory to Lessor, with a rental interruption rider assuring Lessor that the rent due hereunder will be paid for a period of not less than twelve (12) months if the Premises are destroyed or rendered inaccessible by a risk insured against by a policy of all risk insurance; and

                     6.  Such  other   insurance  as  Lessor  deems   reasonably
              necessary or as it customary.

         Each insurance policy obtained by Lessee pursuant to this Lease shall contain a clause that the insurer will provide Lessor with at least thirty (30) days prior to written notice of any material change, non-renewal or cancellation of the policy, shall be in a form satisfactory to Lessor and shall be takenout with an insurance company authorized to do business in the State in which the Project is located and rated not less than Best's Financial Class X and Best's Policy Holder Rating "A". In addition, any insurance policy obtained by Lessee shall be written as a primary policy, and shall not be contributing with or in excess of any coverage which Lessor may carry, and shall have loss payable clauses satisfactory to Lessor and in favor of Lessor naming Lessor, and any other party reasonably designated by Lessor as an additional insured. The liability limits of the above described insurance policies shall in no matter limit the liability of Lessee pursuant to this Lease.

         Not more frequently than every two (2) years, Lessor may, by notice to Lessee, required an increase in the above-described limits of coverage if, in the reasonable opinion of Lessor, the amount of liability insurance specified in this Section 18, is not adequate to maintain the level of insurance protection at least equal to the protection afforded on the date the term of this Lease commences. If Lessee fails to maintain and secure the insurance coverage required under this Section 18, then Lessor shall have, in addition to all other remedies provided herein and by law, the right, butnot the obligation, to produce and maintain such insurance, the cost of which shall be due and payable to Lessor by Lessee within ten (10) business days after written demand.

         If, on account of the failure of Lessee to comply with the provisions of this Section, Lessor is deemed a co-insurer by its insurance carrier, then any loss or damage which Lessor shall sustain by reason thereof shall be borne by Lessee and shall be paid by Lessee as additional rent within ten (10 business days after receipt of a bill therefore and evidence of such loss.

         19. Taxes. The Lessee shall be responsible for paying all taxes and assessments, both on the real property and the improvements, fixtures and equipment and any and all personal property on the premises. Said taxes shall be paidin advance, at a rate based on the prior year's taxes at the rate of 1/10 of said taxes per month for the first ten (10) months of each calendar year and on the same date as the Rent is due. When the notice of the actual taxes assessed for the year have been received by the Lessor, there shall be an adjustment to reflect the actual taxes. Any additional taxes shall be paid along with Rent to Lessor and Lessor shall be responsible for forwarding them to the appropriate taxing authority. For the year 1997, Lessee shall pay a prorated portion (based on the date of the Lease to December 31, 1997) of 1997 taxes on the date of execution of the Lease.

         20. Right of Entry. The Lessor or his agents shall have the right when accompanied by Lessee or its agents, to enter the leased property at reasonable tiems in order to examine and inspect it, and to show it to prospective purchasers or to make such repairs, alternations, improvements, or additions as the Lessor may deem necessary or desirable. During the six (6) months prior to the expiration of the term of this lease, and any extension thereof the Lessor shall have theright to advertise the subject premises for sale or rent and shall have right to place "For Sale" or "For Rent" signs on the leased property. If the Lessee shall not be personally present to open and permit an entry into the leased property at any time when, for any reason, and entry therein shall be necessary, the Lessor or his agents may enter the leased property without rendering the Lessor or such agents liable therefore (if, during such entry, the Lessor or his agents shall accord reasonable care to the Lessee's property), and without in any manner effecting the obligations and covenants of this Lease. The Lessor's right of entry shall not be deemd to impose upon the Lessor any obligation, responsibility, or liability for the care, supervision or repair of the leased property other than as herein provided.

         21. Indemnity.

              a. Lessee Indemnity. Lessee agrees to indemnify, defend and hold Lessor and its officers, directors, partners and employees entirely harmless from and against all liabilities, losses, demands, actions, expenses or claims, including reasonable attorneys' fees and court costs, for injury to or death of any person or for damages to any property or for violation of law arising out of or in any manner connected with (i) the use, occupancy or enjoyment of the premises, building or project by Lessee or Lessee's agents, employees, or contractors (the "Lessee's Agents") or any work, activity or other things allowed or suffered by Lessee or Lessee's Agents to be done in or about the premises, building or project; (ii) any breach or default in the performance of any obligation of Lessee under this Lease; and
         (iii) any act or failure to act, whether negligent or otherwise tortuous, by Lessee or Lessee's Agents in or about the premises, building or project.

              b. Limitation on Lessor's Liability; Release of Trustees, Officers and Partners of Lessor. Lessee agrees that in the event Lessee shall have any claim against Lessor under this Lease arising out of the subject matter of this Lease, Lessee's sole recourse shall be against the Lessor's interest in the leased property, for the satisfaction of any claim, judgment or decree requiring the payment of money by Lessor as a result of a breach hereof or otherwise in connection with this Lease, and no other property or assets of Lessor, its successors or assigns, shall be subject to the levy, execution or other enforcement procedure for the satisfaction of any such claim, judgment, injunction or decree. Moreover, Lessee agrees that Lessor shall in no event and under no circumstances be responsible for any consequential damages incurred or sustained by Lessee, or its employees, agents, contractors or invitees as a result of or in any way connected to Lessee's occupancy of the premises. Lessee further hereby waives any and all right to assert any claim against or obtain any damages from, for any reason whatsoever, the trustees, directors, officers and partners of Lessor including all injuries, damages or losses to Lessee's property, real and personal, whether known, unknown, foreseen, unforeseen, patent or latent, which Lessee may have against Lessor or its directors, officers or partners. Lessee understands and acknowledges the significance and consequence of such specific waiver.

         Lessor shall not be liable or responsible to Lessee for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority, or for any damage or inconvenience that may arise through repair or alternation of any part of the project, the building or the premises, or a failure to make any such repairs, except as expressly provided in this Lease.

         22. Compliance With Applicable Laws. Lessee at his its expense shall comply with all laws, orders, and regulations of federal, state and municipal authorities, and with any direction of any public officer, pursuant to law, which shall impose any duty upon the Lessor or the Lessee with respect to the leased property. Lessee, at its sole expense, shall obtain all licenses or permits which may be required for the conduct of its business within the terms of this lease, or for the making of repairs, alterations, improvements or additions.

         23. Surrender of Premises.

              a. At the expiration of the lease term, and any extensions thereof, the Lessee shall surrender the leased property in good condition, reasonable use and wear and tear excepted.

              b. No act or thing done by the Lessor or his agents during the term of this lease shall be deemed an acceptance or the surrender of the leased property and no agreement to accept such surrender shall be valid unless in writing signed by Lessor. No employee nor agent of the Lessor shall have any power to accept the keys of the leased property prior to the termination of this Lease, and the delivery of the keys to Lessor or to any employee or agent of the Lessor shall no operate as a termination of this Lease or a surrender of the lease property without Lessor's express written consent.

         24. Assignment, Sublease or License. Lessee shall not assign or sublease the premises or any right or privilege connected therewith or allow any other person except agents and employees of Lessee to occupy the premises or any part thereof without Lessor's prior written approval which shall not be unreasonably withheld. An unauthorized assignment, sublease or license to occupy by Lessee shall be void and shall terminate the lease at the option of Lessor. The interest of Lessee in this lease is not assignable by operation of law without the written consent of Lessor.

         25. Non-Liability of Lessor for Damages. Lessor shall not be liable for liability or damage claims for injury to persons or property from any cause relating to the occupancy of the premises by Lessee, including those arising out of damages or losses occurring on sidewalks and other areas adjacent to the premises during the term of this lease or any extension thereof. Lessee shall indemnify Lessor from all liability, loss, or other damage claims or obligations resulting from any injuries or losses of this nature.

         26. Signs, Awnings, and Marquees Installed by Lessee. Lessee may construct or place signs, awnings, marquees, or other structures on the exterior of the premises only with the prior written consent of Lessor, said consent not to be unreasonably withheld or delayed.

         27. Alterations. Lessee shall obtain the written approval of Lessor prior to making any alterations or modifications to the premises or to any equipment thereon, said approval not be unreasonable withheld. All approved and completed alterations or modifications shall become part of the premises and title thereto shall vest in Lessor. All alterations or modifications undertaken by Lessee shall be performed and completed in a workmanlike manner and at the sole expense of Lessee.

         28. Notices. All notices and other communications hereunder shall be in writing and shall be deemed properly served if mailed by certified or registered mail, return receipt requested,

                  To Lessor at:       Alcoh Development, Inc. and Alan S. Cohen
                                      c/o Alan S. Cohen
                                      235 South 600 West
                                      Salt Lake City, UT  84101

                  and to:             Reelman Investments, L.C.
                                      c/o Richard A. Rappaport
                                      525 East 100 South, 5th Floor
                                      Salt Lake City, UT  84102

                  To Lessee at:       BSD Medical, Inc.
                                      2188 West 2200 South
                                      Salt Lake City, UT  84119

unless a substitution is made by like notice. A notice is deemed properly served if mailed as set forth above whether or not the certified letter is claimed.

         29. Waiver of Right. No failure on the part of either party to enforce any covenant or provision herein contained, nor any waiver of any rights hereunder by either party, unless so stated in writing, shall discharge or invalidate such covenant or provision or effect the right of that party to enforce the same or any other right in the event of any subsequent breach or default.

         30. Attorney's Fees. In the event of a breach or default by either party, the non-defaulting party shall be entitled to recover all costs of enforcing this agreement including reasonable attorney's fees, whether or not litigation is instituted.

         31. Liens. It is Lessee's duty to keep the premises free of liens. Lessee shall keep all of the premises and every part thereof and all buildings and other improvements at any time located thereon free and clear of any and all mechanic's materialman's, and other liens for or arising out of or in connection with work or labor done, services performed or materials or appliances used or furnished for or in connection with any operations of Lesseee, any alteration, improvement, or repairs or additions which Lessee may make or permit or cause to be made, or any work or construction, by, for, or permitted by Lessee on or about the premises, or any obligations of any kind incurred by Lessee. Lessee shall at all times promptly and fully pay and discharge any and all claims on which any such lien may or could be based, and to indemnify Lessor and all of the premises and all buildings and improvements thereon against all such liens and claims and suits or other proceedings pertaining thereto.

         32. Lessor's Lien. Notwithstanding any other provision of the lease, no furniture, trade fixtures, equipment or inventory of the Lessee located on the premises shall be removed from the same unless obligations of the Lessee to the Lessor hereunder are current, and the Lessee herby grants to the Lessor a lien upon such furniture, trade fixtures, equipment and inventory to assure faithful performances by the Lessee of the terms, conditions and covenants of this Lease. It is understood that said lien will be subordinate to perfected bank security agreements. It is further agreed that Lessee may sell inventory in the ordinary course of business free of any lien.

         33. Lessor's Remedies are Cumulative. The specified remedies to which Lessor and Lessee may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the Lessor or Lessee may be lawfully entitled in case of any breach or threatened breach of any provision or provisions of this lease.

         34. Declaration of Governing Laws. This Lease shall be governed by, construed, and enforced in accordance with the laws of the State of Utah.

         35. Grammatical Usage. In construing this Lease, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so requires.

         36. Declaration of Contractual Liability. If there is more than one party Lessee, the covenants of the Lessee shall be the joint and several obligations of each such party.

         37. Lease Binding Upon Heirs, Executors, Administrators, Successors, and Assigns of Lessor and Lessee. The covenants, terms, conditions, provisions, and undertakings in this lease or in any renewals thereof, shall extend to and be binding upon the heirs, executors, administrators, successors, and assigns of the respective parties hereto, as if they were in every case named and expressed, and shall be construed as covenants running with the land; and whenever reference is made to either of the parties hereto, it shall be held to include and apply also to the heirs, executors, administrators, successors, and assigns of such party, as if in each and every case so expressed. Nothing contained herein shall be deemed to authorize an assignment of this lease by Lessee.

         38. Entire Agreement. This Lease, together with any written agreements which shall have been executed simultaneously herewith, contains the entire agreement and understanding between the parties. There are no oral understandings, terms or conditions, and neither party has relied upon any representation, express or implied, not contained in this lease or the simultaneous writings heretofore referred to. All prior understandings, terms, or conditions are deemed merged in this lease.

         This Lease may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

         39. Serverability. If any provision of this Lease shall be declared invalid or unenforceable, the remainder of the lease shall continue in full force and effect.

         40. Conveyance by Lessor. If during the term of this Lease the Lessor, its successors or assigns shall convey its interest in the demised premises and shall transfer the security deposit, then from and after the effective date of the conveyance by the Lessor, the Lessor so conveying shall be released and discharged from any and all obligations pursuant to this Lease except for those which shall have already accrued. Nothing contained in this Lease shall prohibit Lessor from the sale, mortgaging, hypothecation or leasing of the subject property.

         41. Financial Statements. Upon request by the Lessor, Lessee agrees to produce and deliver to Lessor its written financial statements on a semi-annual basis.

         42. Hazardous Materials. Lessee covenants and agrees that it shall not cause or permit any Hazardous Material (as defined below) to be brought upon, kept, or used in or about the premises, building or project by Lessee, its agents, employees, contractors or invitees. The foregoing covenant shall not extend to substances typically found or used in general office applications so long as (i) such substances and any equipment which generates such substances are maintained only in such quantities as are reasonably necessary for Lessee's operations in the premises, (ii) such substances are used strictly in accordance with the manufacturers' instructions therefore, (iii) such substances are not disposed of in or about the project in a manner which would constitute a release or discharge thereof, and (iv) all such substances and any equipment which generates such substances are removed from the project by Lessee upon the expiration or earlier termination of this Lease. Any use, storage, generation, disposal, release or discharge by Lessee of Hazardous Materials in or about the project as is permitted pursuant to this paragraph 42. shall be carried out in compliance with all applicable federal, state and local laws, ordinances, rules and regulations. Moreover, no Hazardous Materials resulting from any operations by Lessee shall be stored or maintained by Lessee in or about the project for more than ninety (90) days prior to removal by Lessee. Lessee shall, annually within thirty (30) days after Lessee's receipt of Lessor's written request therefore, provide to Lessor a written list identifying any Hazardous Materials then maintained by Lessee in the project, the use of each such Hazardous Material and the approximate quantity of each such Hazardous Material so maintained by Lessee, together with written certification by Lessee stating, in substance, that neither Lessee nor person for whom Lessee is responsible has released or discharged any Hazardous Materials in or about the project.

         In the event that Lessee proposes to conduct any use or to operate any equipment which will or may utilize or generate a Hazardous Material other than as specified in the first paragraph of this section, Lessee shall first in writing submit such use or equipment to Lessor for approval. No approval by Lessor shall relieve Lessee of any obligation of Lessee pursuant to this section, including the removal, clean-up and idemnification obligations imposed upon Lessee by this subsection. Lessee shall, within five (5) days after receipt thereof, furnish to Lessor copies of all notices or other communications received by Lessee with respect to any actual or alleged release or discharge of any Hazardous Material in or about the premises or the project and shall, whether or not Lessee receives any such notice or communication, notify Lessor in writing of any discharge or release of Hazardous Material by Lessee or anyone for whom Lessee is responsible in or about the premises or the project. In the event that Lessee is required to maintain any Hazardous Materials license or permit in connection with any use conducted by Lessee or any equipment operated by Lessee in the premises, copies of each such license or permit, each renewal or revocation thereof and any communications relating to suspension, renewal or revocation thereof shall be furnished to Lessor within five (5) days after receipt thereof by Lessee. Compliance by Lessee with the two immediately preceding sentences shall not relieve Lessee of any other obligation of Lessee pursuant to this subsection.

         Upon any violation of the foregoing covenants, Lessee shall be obligated, at Lessee's sole cost, to clean-up and remove from the project all Hazardous Materials introduced into the project by Lessee or any person or entity for whom Lessee is responsible. Such clean-up and removal shall include all testing and investigation required by any governmental authorities having jurisdiction and preparation and implementation of any remedial action plan required by any governmental authorities having jurisdiction. Lessor's right of entry pursuant to Section 20. shall include the right to enter and inspect the premises for violations of Lessee's covenants herein.

         Lessee shall indemnify, defend and hold harmless Lessor, its partners, and its and their successors, assigns, partners, officers, employees, agents, lenders and attorneys from and against any and all claims, liabilities, losses, actions, costs and expenses (including attorneys' fees and costs of defense) incurred by such indemnified persons, or any of the, as the result of (A) the introduction into or about the project by Lessee or anyone for whom Lessee is responsible of any Hazardous Materials, (B) the usage, storage, maintenance, generation, disposition or disposal by Lessee or anyone for whom Lessee is responsible of Hazardous Materials in or about the project, (C) the discharge or release in or about the project by Lessee or anyone for whom Lessee is responsible of any Hazardous Materials, (D) any injury to or death of persons or damage to or destruction of property resulting from the use, introduction, maintenance, storage, generation, disposal, disposition, release or discharge by Lessee or anyone for whom Lessee is responsible of Hazardous Materials in or about the project, and (E) any failure of Lessee or anyone for whom Lessee is responsible to observe the foregoing covenants of this subsection.

         Upon any violation of the foregoing covenants, Lessor shall be entitled to exercise all remedies available to a Lessor against a defaulting Lessee, including but not limited to those set forth in Section 13. Without limiting the generality of the foregoing, Lessee expressly agrees that upon any such violation Lessor may, at its option, (i) terminate this Lease after 30 days prior written notice, or (ii) continue this Lease in effect until compliance by Lessee with its clean-up and removal covenant notwithstanding any earlier expiration date of the term of this Lease. No action by Lessor hereunder shall impair the obligations of Lessee pursuant to this subsection.

         As used in this subsection, "Hazardous Materials" is used in its broadest sense and shall include any petroleum based products, pesticides, paints and solvents, polychlorinated biphenyl, lead, cyanide, DDT, acids ammonium compounds and other chemical products and any substance or material defined or designated as hazardous or toxic, or other similar term, by any federal, state or local environmental statute, regulation, or ordinance affecting the premises, building or project presently in effect or that may be promulgated in the future, as such statutes, regulations and ordinances may be amended from time to time, including but not limited to the statutes listed below:

                   Resource   Conservative   and  Recovery   Act  of  1976,   42
                   U.S.C.ss.6901 et. Seq

                   Comprehensive  Environmental  Response,   Compensation,   and
                   Liability Act of 1980, 42 U.S. C.ss.9601 et seq.

                   Clean Air Act, 42 U.S.C. ss. ss. 7401-7626

                   Water Pollution Control Act (Clean Water Act of 1977), 33 U.S.C.ss.1251 et seq.

                   Insecticide, Fungicide, and Rodenticide Act (Pesticide Act of
                   1987), 7 U.S.C.ss.135 et seq.

                   Toxic Substances Control Act, 15 U.S.C.ss.2601 et seq.

                   Safe Drinking Water Act, 42 U.S.C.ss.300(f) et seq.

                   National Environmental Policy Act (NEPA) 42 U.S.C.ss.4321 et seq.

                   Refuse Act of 1899, 33 U.S.C.ss.407 et seq.

         Lessee acknowledges that incorporation of any material containing asbestos into the premises is absolutely prohibited. Lessee agrees, represents and warrants that it shall not incorporate or permit to suffer to be incorporated, knowingly or unknowingly, any material containing asbestos into the premises.

         43. Option to Purchase. Commencing on, and not before, the nineteenth month after the commencement date of this Lease, Lessee shall have the option to purchase the subject premises on the following terms and conditions. Lessee shall have no option to purchase during the first 18 months of the Lease. The following option to purchase the subject property may be exercised only in the event that the Lease is in full force and effect on the date of exercise and Lessee is in occupancy of the building, and Lessee is not in default (including any applicable cure or grace period).

              a. The option shall be exercised by giving written notice 60 days prior to the date of closing of the sale. The sale of the property cannot be closed during the first 18 months of this Lease.

              b. If the option is exercised to be closed on the first day of the 19th month of this Lease, the option price shall be $775,000.00.

              If the option is exercised to be closed on the first day of the 24th month of this Lease, the option price shall be $800,000.00.

              If the option is exercised to be closed on the first day of the 36th month of this Lease, the option price shall be $850,000.00.

              If the option is exercised to be closed on the first day of the 48th month of this Lease, the option price shall be $900,000.00.

              If the option is exercised to be closed on the first day of the 60th month of this Lease, the option price shall be $950,000.00.

              If the option is exercised with the sale of the premises to be closed in between any of the dates set forth above (but not earlier than the 19th month) the option price shall be a prorated price between the amount stated for any dates in between. For example, if the closing is to take place on the first day of the 42nd month, the price would be $875,000.00.

              c. The option shall be paid in cash. The option expires at the end of the 60th month.

              d. At the time of the exercise of the option, Lessor with provide a standard owners policy of title insurance to Lessee. All other closing costs shall be split equally between Lessor and Lessee. Conveyance shall be by Special Warranty Deed and special warranty bill of sale.

              All of the other closing costs shall be split equally between Lessor and Lessee. Lessee will take "as is" without any representations or warranties from the Seller.

              e. The sale shall be without warranty of any sort except for the warranties of title in the deed and bill of sale. Lessee to accept the premises "As Is".

         44. Broker's Commissions. Lessor and Lessee represent and warrant to each other that there are no claims for brokerage commissions or finder's fees in connection with this Lease and the option to purchase and each agrees to indemnify the other for, from and against all liabilities arising from any claims, including any attorneys' fees connected therewith, relating to claims arising out of the other's actions.

         45. Covenant of Quiet Enjoyment. Lessor covenants that so long as Lessee shall perform the obligations of Lessee contained in this Lease and shall not be in default in the performance of any such obligations, including any applicable cure or grace period, Lessor shall take no act or fail to take any action that would deny Lessee and its permitted subtenants, licensees, successors and assigns the right to freely,peaceably, and quietly have, hold and enjoy full and exclusive use and enjoyment of the premises.

         46. No Recording. This Lease shall not be recorded. However, Lessee may record a Notice of Optoin in the form attached hereto as Exhibit "A". At the time of the execution of this Lease, Lessee shall execute a Release of Notice of Option in the form attached hereto as Exhibit (B". Said Release of Notice of Option shall be delivered to Lessor at the time of execution of the Lease and may be recorded by Lessor at such time as either the Lease terminates or the option contained in this Lease terminates.


         DATED this 5th day of December, 1997.


LESSOR:                                     LESSEE:

Alcoh Development, Inc.,                    BSD Medical, Inc.
a Utah corporation


By:  /s/  Orlene H. Cohen                   By:  /s/  Paul F. Turner
Its:  President                             Its.  Acting President


/s/  Alan S. Cohen


Reelman Investments, L.C.
a Utah limited liability company


By:  /s/ Rich Rappaport
Its:  Manager

                                NOTICE OF OPTION


         BSD Medical, Inc. and Alcoh Develoment, Inc., a Utah corporation,  Alan
S. Cohen Orlene H. Cohen and Reelman Investments, L.C., a Utah limited liability company, hereby give notice that BSD Medical, Inc. has an optiont o purchase (the "Option") the real property together with improvements thereon as described upon Exhibit "A" attached hereto. The Option terminates on December 1, 2002 unless there is a breach of the lease or the Option, in which case the Option may terminate earlier pursuant to the terms of the lease.

         DATE this    5th     day of December, 1997.

                                BSD MEDICAL, INC.

                                By:  /s/  Paul F. Turner
                                Its:  Acting President


                                ALCOH DEVELOPMENT, INC.,
                                a Utah corporation

                                By:  /s/  Orlene H. Cohen
                                Its: President


                                /s/  Alan S. Cohen

                                REELMAN INVESTMENTS, L.C.,
                                a Utah limited liability company

                                By:  /s/ Rich Rappaport
                                Its: Manager


STATE OF UTAH         )
                   : ss.
COUNTY OF SALT LAKE   )

         On the 5 day of December,  1997, personally appeared before me /s/ Paul
F. Turner , who being by me duly sworn did say that he is the President of BSD Medical, Inc., a corporation, and that said instrument was signed in behalf of said corporation by authority of its by-laws (or by a resolution of its board of directors) and said /s/ Paul F. Turner acknowledged to me that said corporation executed the same.


                                /s/  Alfred J. Newman
                                NOTARY PUBLIC
                                Residing at :    SLC Ut
                                My Commission Expires:  1/20/01

STATE OF UTAH         )
                   : ss.
COUNTY OF SALT LAKE   )

         On the 5 day of December,  1997, personally appeared before me /s/ Alan
S. Cohen , who being by me duly sworn did say that he is the President of Alcoh Development, Inc., a Utah corporation, and that said instrument was signed in behalf of said corporation by authority of its by-laws (or by a resolution of its board of directors) and said /s/ Alan S. Cohen acknowledged to me that said corporation executed the same.


                                /s/  Alfred J. Newman
                                NOTARY PUBLIC
                                Residing at :    SLC Ut
                                My Commission Expires:  1/20/01



STATE OF UTAH         )
                   : ss.
COUNTY OF SALT LAKE   )

         Subscribed and sworn to before me this 5 day of December, 1997, by Alan
S. Cohen and Orlene H. Cohen, the signers of the foregoing instrument.


                                /s/  Alfred J. Newman
                                NOTARY PUBLIC
                                Residing at :    SLC Ut
                                My Commission Expires:  1/20/01



STATE OF UTAH         )
                   : ss.
COUNTY OF SALT LAKE   )

         On the 5 day of December, 1997, personally appeared before me /s/ Richard Rappaport , who being by me duly sworn did say that he is the Manager of Reelman Investments, L.C., a Utah limited liability company, and that said instrument was signed in behalf of said limited liability corporation by its authority and said /s/ Richard Rappaport acknowledged to me that said corporation executed the same.


                                /s/  Alfred J. Newman
                                NOTARY PUBLIC
                                Residing at :    SLC Ut
                                My Commission Expires:  1/20/01

                                   Exhibit "A"

         Beginning at a point which is North 0 deg. 02'35" East along the quarter section line 1743.0 feet and West 2556.50 feet from the center of
Section 22, Township 1 South, Range 1 West, Salt Lake Base and Meridian; thence North 189.48 feet to a point on the 2100 South Freeway right of way line, said point also being a point on a 1146.23 foot radius curve, the center of which bears South 28 deg. 29'53" East; thence Northeasterly along said right of way line and said curve to the right, a distance of 242.73 feet through a central angle of 12 deg. 08'00"; thence South 0 deg. 01'42" East 186.21 feet; thence South 5 deg. 58'29" East 70.71 feet; thence South 15 deg. 53'01" East 26.41 feet; thence West 238.63 feet to the point of beginning.

                                ALCOH DEVELOPMENT, INC.
                                a Utah corporation

                                By:  /s/ Orlene H. Cohen
                                Its:  President

                                /s/  Alan S. Cohen


STATE OF UTAH         )
                   : ss.
COUNTY OF SALT LAKE   )

         On the 5 day of December,  1997, personally appeared before me /s/ Paul
F. Turner , who being by me duly sworn did say that he is the President of BSD Medical, Inc., a corporation, and that said instrument was signed in behalf of said corporation by authority of its by-laws (or by a resolution of its board of directors) and said /s/ Paul F. Turner acknowledged to me that said corporation executed the same.


                                /s/  Alfred J. Newman
                                NOTARY PUBLIC
                                Residing at :    SLC Ut
                                My Commission Expires:  1/20/01



STATE OF UTAH         )
                   : ss.
COUNTY OF SALT LAKE   )

         On the 5 day of December, 1997, personally appeared before me /s/ Richard Rappaport , who being by me duly sworn did say that he is the Manager of Reelman Investments, L.C., a Utah limited liability company, and that said instrument was signed in behalf of said limited liability company by its authority and said /s/ Richard Rappaport acknowledged to me that said limited liability executed the same.


                                /s/  Alfred J. Newman
                                NOTARY PUBLIC
                                Residing at :    SLC Ut
                                My Commission Expires:  1/20/01

                                   EXHIBIT "A"

         Beginning at a point which is North 0 deg. 02'35" East along the quarter section line 1743.0 feet and West 2556.50 feet from the center of
Section 22, Township 1 South, Range 1 West, Salt Lake Base and Meridian; thence North 189.48 feet to a point on the 2100 South Freeway right of way line, said point also being a point on a 1146.23 foot radius curve, the center of which bears South 28 deg. 29'53" East; thence Northeasterly along said right of way line and said curve to the right, a distance of 242.73 feet through a central angle of 12 deg. 08'00"; thence South 0 deg. 01'42" East 186.21 feet; thence South 5 deg. 58'29" East 70.71 feet; thence South 15 deg. 53'01" East 26.41 feet; thence West 238.63 feet to the point of beginning.

                                RELEASE OF OPTION

         THIS RELEASE OF OPTION is dated this 5th day of December, 1997, by and between BSD Medical, Inc., and Alcoh Development, Inc., a Utah corporation, Alan
S. Cohen and Orlene H. Cohen and Reelman Investments, L.C., a Utah limited liability company, who are the parties to that certain Lease Agreement between them dated December 5th, 1997 ("the Lease"). This release shall be effective as of the date of termination of the Lease or the Option to Purchase set forth therein (the "Option").

                                    RECITALS

         WHEREAS, the parties hereto have previously executed and anticipated recording a Notice of Option; and

         WHEREAS, the Lease Agreement provides that the Option shall be released upon termination or default of the Lease and/or the Option; and

         WHEREAS, upon the termination of the Lease or Option, this Release of Notice of Option may be recorded;

         NOW, THEREFORE, NOTICE IS HEREBY GIVEN, AND IT IS HEREBY AGREED:

         1. The Recitals set forth above are hereby incorporated by reference.

         2. The recording of this Release of Notice of Option shall be conclusive proof that there has been a termination of the Lease or a breach or termination of the Option and that BSD Medical has no right, title or interest in and to the real property described on Exhibit "A".

         DATED as of the day and year first written above.

                                BSD MEDICAL, INC.


                                By:   /s/  Paul S. Turner
                                Its:  /s/  Acting President


                                REELMAN INVESTMENTS, L.C.,
                                a Utah limited liability company


                                By:  /s/  Rich Rappaport
                                Its: /s/  Manager